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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2003
                               -------------------

                              AMERIGON INCORPORATED

             (Exact name of registrant as specified in its charter)

                               -------------------

          California                    0-21810                95-4318554
 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)


  500 Town Center Drive, Suite 200, Dearborn, MI                48126-2716
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (313) 336-3000

                               -------------------


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Item 5.  Other Events.

On August 13, 2003, Amerigon Incorporated ("Amerigon") announced its three month and six month earnings for the period ended June 30, 2003.

         A copy of the Company's news release announcing the earnings is filed as an exhibit to this report and is incorporated in this report by reference.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1:     Company news release dated August 13, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERIGON INCORPORATED


                           By:      /s/ Sandra L. Grouf
                                    --------------------------------------------
                                    Sandra L. Grouf,
                                    Corporate Secretary and Treasurer

Date:  August 13, 2003


Exhibit Index
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  99.1     Company news release dated August 13, 2003.